Exhibit 10-23

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated this 26th day of February, 2019, is made and entered into on the terms and conditions hereinafter set forth, by and among ASTEC INDUSTRIES, INC., a Tennessee corporation (the "Borrower"), ASTEC, INC., a Tennessee corporation ("AI"), ASTEC MOBILE SCREENS, INC., a Nevada corporation ("AMS"), BREAKER TECHNOLOGY, INC., a Tennessee corporation ("BTI"), CEI ENTERPRISES, INC., a Tennessee corporation ("CEI"), CARLSON PAVING PRODUCTS, INC., a Washington corporation ("CPP"), GEFCO, INC., a Tennessee corporation ("GI"), HEATEC, INC., a Tennessee corporation ("HI"), JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation ("JCI"), KOLBERG-PIONEER, INC., a Tennessee corporation ("KPI"), PETERSON PACIFIC CORP., an Oregon corporation ("PPC"), POWER FLAME INCORPORATED, a Tennessee corporation ("PFI"), ROADTEC, INC., a Tennessee corporation ("RI"), TELSMITH, INC., a Delaware corporation ("TI"; together with AI, AMS, BTI, CEI, CPP, GI, HI, JCI, KPI, PPC, PFI, and RI, each a "Guarantor" and individually and collectively, the "Guarantors"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors and the Bank are party to that certain Amended and Restated Credit Agreement dated as of April 12, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 12, 2017 (as heretofore and hereafter may have been further amended, restated or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement), pursuant to which the Bank has previously made available to the Borrower a line of credit loan of up to One Hundred Million and 00/100 Dollars ($100,000,000.00); and

WHEREAS, the Borrower, the Guarantors and the Bank desire to amend the Credit Agreement in certain respects as hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Bank hereby agree as follows:

1. Definitions.

(a) Article 1 of the Credit Agreement, Definitions, is hereby amended to delete the following existing definitions and insert the following therefor:

"Guarantors" means AI, AMS, BTI, CEI, CPP, GI, HI, JCL KPI, PPC, PFI, RI, and TI (viz., the members of the Borrower Consolidated Group other than Borrower, Brazilian LLC, BTL, OEP, AIC, AMM, AAP and TSL) and each other subsidiary or other member of the Borrower Consolidated Group that shall now or hereafter execute and deliver a Guaranty.
"Guaranty" means (i) that certain Second Amended and Restated Guaranty dated as of April 12, 2017 and (ii) any other guaranty agreement executed by any Guarantor in favor of Bank, as any may be amended, restated or otherwise modified from time to time.
"Line of Credit Loan Amount" means One Hundred Fifty Million and 00/100 Dollars ($150,000,000); provided, however, that with respect to any Asset Disposition (in a single transaction or a series of related transactions) where the value of the assets so disposed of exceeds ten percent (10%) of the Total Assets of the Borrower Consolidated Group (as of the time of the disposition) (a "Specified Asset''), at Bank's election and upon thirty (30) days' prior written notice to Borrower, Bank may reduce the Line of Credit Loan Amount in an amount (expressed as a percentage) up to the percentage obtained by dividing (x) the value of the Specified Asset by (y) Total Assets of the Borrower Consolidated Group (as of the time of the disposition) (the "Reduction Percentage"); provided, however, if the Borrower notifies the Bank prior to, or within 15 Business Days after, such Asset Disposition that the Borrower or such applicable Member of the Borrower Consolidated Group intends to reinvest the cash consideration received from the disposition of the Specified Assets in Additional Asset within 360 days of receipt thereof, the Line of Credit Loan Amount shall not be so reduced unless the Borrower and/or the Borrower Consolidated Group fails to so reinvest such proceeds within such period, in which case, the Line of Credit Loan Amount shall be so reduced by an amount (expressed as a percentage) equal to the amount by which the Borrower and/or the Borrower Consolidated Group has so failed to effect such reinvestment, provided, further, subject to compliance with Section 7.2(C), upon the closing of the Hazlehurst Disposition, Borrower shall pay such Net Cash Proceeds to the Bank in accordance with Section 4.3(C) to be applied as a prepayment of the Loans without a permanent reduction in the Line of Credit Loan Amount.
"Line of Credit Loan Maturity Date" means December 29, 2023.
"Line of Credit Note" means that certain Second Amended and Restated Line of Credit Note of even date herewith from Borrower to Bank, in the principal amount of $150,000,000.00, and includes any amendment to or modification of such note and any promissory note given in extension or renewal of, or in substitution for, such note.
 (b) Article 1 of the Credit Agreement, Definitions, is hereby amended to insert the following existing definitions in alphabetical order:
"Additional Assets" means (i) any property or assets of the Borrower Consolidated Group that are substantially similar to the Specified Asset; (ii) any property or assets used or to be used by the Borrower Consolidated Group in a Related Business (including any capital expenditures on any property or assets already so used); (iii) the Equity Interests of a Person that is engaged in a Related Business and becomes a Guarantor hereunder as a result of the acquisition of such Equity Interests by the Borrower or another Guarantor; and (iv) any combination of (i) through (iii) above, all in accordance with the terms of this Agreement.
"Hazlehurst Disposition" means the disposition or sale of the wood pellet plant located in Hazlehurst, Georgia, owned by Astec, Inc.
"Related Business" means those businesses in which the Borrower Consolidated Group is engaged as of February 28, 2019, or that are similar, related, complementary, incidental or ancillary thereto or extensions, developments or expansions thereof.
2. Payments, Additional Costs, Etc.  Article II of the Credit Agreement, The Line of Credit Loan, is hereby amended by inserting the following Section 2.7 immediately following Section 2.6:

2.7. Reduction of Line of Credit Loan Amount. Borrower may, upon notice to Bank, from time to time permanently reduce the Line of Credit Loan Amount; provided that (i) any such notice shall be received by Bank not later than 12:00 noon, five (5) Business Days prior to the date of reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000.00 or any integral multiples of $100,000 in excess thereof (or such lesser amount as shall be approved by Bank), (iii) Borrower shall not reduce the Line of Credit Loan Amount if, after giving effect thereto and to any concurrent prepayments hereunder, the unpaid principal balance of the Line of Credit Loan plus the undrawn amount of all outstanding Letters of Credit exceeds the amount Borrower could borrow at such time as set forth herein, and (iv) if, after giving effect to any reduction of the Line of Credit Loan Amount, the Letter of Credit Commitment exceeds the amount of the Line of Credit Loan Amount, such Letter of Credit Commitment shall be automatically reduced by the amount of such excess.  Any fees accrued until the effective date of any reduction of the Line of Credit Loan Amount shall be paid on the effective date of such reduction.

3. Effectiveness.  This Amendment shall be effective only upon the satisfaction of the following conditions:

(a)	Borrower Parties and Bank shall have executed and delivered a counterpart of this Amendment;

(b)
Borrower Parties shall have executed and delivered a certificate of an officer or other representative acceptable to Bank dated as of the date of this Amendment, certifying as to the incumbency and signatures of the representatives of such Person signing, the Loan Documents together with the following documents attached thereto:  (i) a copy of the resolutions of each Borrower Party's Governing Body authorizing the execution, delivery and performance of the Loan Documents, (ii) a copy certificate as of the most recent date practicable by the secretary of state (or similar Governmental Authority) of the state of each Borrower Party's organization of its Organizational Documents filed with such secretary of state (or similar Governmental Authority), (iii) a copy of each Borrower Party's other Organizational Documents; and (iv) a certificate of the most recent date practicable of the secretary of state (or similar appropriate Governmental Authority) of each Jurisdiction in which each Borrower's is organized as to the existence and good standing of such Borrower Party within such Jurisdiction;

(c)
Each of the representations and warranties of the Members of the Borrower Consolidated Group contained in Sections 4, 5 and 6 shall be true and correct in all material respects as of the date as of which all of the other conditions contained in this Section 3 shall have been satisfied; and

(d)	The Bank shall have received such documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

4. Organization, Good Standing, Requisite Power and Authorization, Enforceability.

(a)
Each Borrower Party is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization.  Each Borrower Party has all requisite power, authority and legal right to execute and deliver this Amendment and all other instruments and documents to be executed and delivered by such Borrower Party pursuant to this Amendment and to perform and observe the provisions thereof and to carry out the transactions contemplated thereby.  All actions on the part of any Member of the Borrower Consolidated Group that are required for the execution and delivery of this Amendment and the other Loan Documents and the performance and observance of the provisions thereof by such Member have been duly authorized and effectively taken.

(b)
This Amendment will constitute, upon execution and delivery thereof, shall constitute, legal, valid and binding obligations of the Borrower Parties, enforceable against such Borrower Party in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally.

5. Representations and Warranties.  As an inducement to the Bank to enter into this Amendment, each Member of the Borrower Consolidated Group hereby represents and warrants that after giving effect to this Amendment (provided that it is understood that (i) with respect to Brazilian LLC, BTL, OEP, TSL, AMM and AAP, such representations and warranties are being made on their behalf by the Borrower, and (ii) each such Person is making its representations only on its own behalf, and only to the extent of its knowledge with respect to any other Member of the Borrower Consolidated Group):

(a)
the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment except for representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date;

(b)	no Default or Event of Default exists under the Credit Agreement, any of the other Loan Documents or any other documents executed in connection therewith; and

(c)
no authorization, consent, license, or exemption from, or filing or registration with, any Governmental Authority, nor any material approval or consent of any other Person, is or will be necessary to the valid execution, delivery, or material performance by the parties thereto of this Amendment or of any other instrument or document executed and delivered in connection therewith, except for such thereof that have heretofore been obtained and remain in full force and effect.

6. Reaffirmation; Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

(a)
Each Borrower Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents as amended hereby, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Borrower Party's obligations under the Loan Documents.

(b)
Neither this Amendment nor any other indulgences that may have been granted to any Member of the Borrower Consolidated Group by the Bank shall constitute a course of dealing or otherwise obligate the Bank to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

(c)
Neither this Amendment, nor the failure to exercise or any delay in the exercise of any right or remedy of the Bank under the Loan Documents shall constitute a waiver of any of the rights or remedies of the Bank arising under the Credit Agreement, any other Loan Document or otherwise, and no single or partial exercise of any such rights or remedies shall preclude any other or further exercise of any rights or remedies of the Bank under the Loan Documents or the exercise of any other right.

(d)
Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(e)	Any noncompliance by any Member of the Borrower Consolidated Group with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default.

(f)
Except to the extent amended or modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modifications of the Credit Agreement effected hereby.  Without limiting the generality of the foregoing, the Collateral secures and shall continue to secure the payment of all obligations with respect to the Loan Documents, in each case taking into account the modifications of the Credit Agreement effected hereby.

7. Release and Waiver.  The Borrower on behalf of itself and Brazilian LLC, BTL, OEP, TSL, AMM and AAP and each other Borrower Party hereby acknowledge and stipulate that it has no claims or causes of action of any kind whatsoever against the Bank, its affiliates, officers, directors, employees or agents.  Each Borrower Party represents that it is entering this Amendment freely, and with the advice of counsel as to its legal alternatives.  The Borrower on behalf of itself and Brazilian LLC, BTL, OEP, TSL, AMM and AAP and each other Borrower Party hereby release the Bank, its affiliates, officers, directors, employees and agents, from any and all claims, causes of action, demands and liabilities of any kind whatsoever whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, which such Member of the Borrower Consolidated Group has or may acquire in the future relating in any way to any event, circumstance, action or failure to act to the date of this Amendment, excluding, however, claims or causes of actions resulting solely from the Bank's own gross negligence or willful misconduct.  The release by the Borrower Parties herein, together with the other terms and provisions of this Amendment, are executed by the Borrower Parties advisedly and without coercion or duress from the Bank, each Borrower Party having determined that the execution of this Amendment, and all of its terms, conditions and provisions are in such Borrower Party's economic best interest.

8. Further Actions.  Each of the parties to this Amendment agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

9. Counterparts.  This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes.  One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties.  Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement.  Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

10. Miscellaneous.

(a) Except as amended hereby, the Credit Agreement shall remain in full force and effect.  This Amendment does not constitute a waiver of any Event of Default, whether or not the Bank is aware of any such Event of Default.

(b) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

(c) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

(d) All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified.  The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

(e) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

(f) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

[Remainder of page intentionally left blank.  Signature pages follow.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER PARTIES:	ASTEC INDUSTRIES, INC., a Tennessee corporation

By: /s/ David C. Silvious
Name: David C. SilviousD
Title:  Chief Financial Officer

ASTEC, INC.,
a Tennessee corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

ASTEC MOBILE SCREENS, INC.,
a Nevada corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

BREAKER TECHNOLOGY, INC.,
a Tennessee corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

CEI ENTERPRISES, INC.,
a Tennessee corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

CARLSON PAVING PRODUCTS, INC.,
a Washington corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

GEFCO, INC.,
a Tennessee corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

HEATEC, INC.,
a Tennessee corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

JOHNSON CRUSHERS INTERNATIONAL, INC.,
a Tennessee corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

KOLBERG-PIONEER, INC.,
a Tennessee corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

PETERSON PACIFIC CORP.,
an Oregon corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

POWER FLAME INCORPORATED.,
a Tennessee corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

ROADTEC, INC.,
a Tennessee corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

TELSMITH, INC.,
a Delaware corporation

By: /s/David C. SilviousDa
Name: David C. Silvious
Title: Treasurer

[Bank signature page continues on following page]

BANK: WELLS FARGO BANK, NATIONAL
ASSOCIATION,
a national banking association

By:/s/ Marsha B. Moffitt
Name:  Marsha B. Moffitt
Title:  SVP